EXHIBIT E(1)

                          INFORMATION AS TO PARTNERS

                            AS OF NOVEMBER 13, 1995

                               GLICKENHAUS & CO.


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           NAME                   TITLE/POSITION             BUSINESS ADDRESS
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Seth M. Glickenhaus         General Partner             6 East 43rd Street
                                                        New York, NY  10017
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Alfred Feinman              General Partner             6 East 43rd Street
                                                        New York, NY  10017
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Steven B. Green             General Partner             6 East 43rd Street
                                                        New York, NY  10017
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Jeffrey L. Lederer          General Partner             6 East 43rd Street
                                                       New York, NY  10017
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Robert Santoro              Special Limited Partner     6 East 43rd Street
                                                        New York, NY  10017
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George R. Hinman            Special Limited Partner     6 East 43rd Street
                                                        New York, NY  10017
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James R. Vaccacio           Special Limited Partner     6 East 43rd Street
                                                        New York, NY  10017
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Richard R. Freedman         Special Limited Partner     6 East 43rd Street
                                                        New York, NY  10017
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All of the partners of Glickenhaus & Co. have been associated with Glickenhaus and Co. for the past five years.

315803.1

                                                                  EXHIBIT E(2)


None of the partners has any outside business affiliation with any public company.

As of the date hereof no partner of Glickenhaus & Co. owns any units of the Empire State Municipal Exempt Trust.






315803.1